Exhibit 32.1

CERTIFICATION OF PERIODIC REPORT
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Diane S. Button, President, Chief Executive Officer and Chief Financial Officer of Cactus Ventures, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1)
the Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended March 31, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78 o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May 7, 2008

/s/ Diane S. Button
Diane S. Button
President, Chief Executive Officer and
Chief Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been furnished to Cactus Ventures, Inc. and will be retained by Cactus Ventures, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.